Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Kronos Advanced Technologies, Inc. (the "Company") on Form 10-QSB/A for the nine months ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.





Date: June 9, 2005                          By:  /s/ Daniel R. Dwight
                                                     ---------------------------
                                          Name:      Daniel R. Dwight
                                         Title:      President and Chief
                                                     Executive Officer


                                            By:  /s/ Daniel R. Dwight
                                                     ---------------------------
                                          Name:      Daniel R. Dwight
                                         Title:      Acting Chief Financial
                                                     Officer


A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Kronos Advanced Technologies, Inc. and will be retained by Kronos Advanced Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.